UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 3, 2022
Date of Report (Date of earliest event reported)

Commission file number: 1-3754

Ally Financial Inc.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ally Detroit Center
500 Woodward Avenue, Floor 10
Detroit, Michigan 48226
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 3, 2022, Ally Financial Inc. (Ally) held its annual meeting of stockholders (Annual Meeting). The results of voting on matters brought before stockholders are shown below.
Proposal 1 — Election of directors

	For	Against	Abstain	Broker Non-Votes
Franklin W. Hobbs	257,644,973	13,275,460	209,120	17,128,191
Kenneth J. Bacon	256,711,239	14,207,489	210,825	17,128,191
Maureen A. Breakiron-Evans	269,938,111	986,236	205,206	17,128,191
William H. Cary	268,731,870	1,974,689	422,994	17,128,191
Mayree C. Clark	257,097,788	13,611,985	419,780	17,128,191
Kim S. Fennebresque	241,609,027	29,311,471	209,055	17,128,191
Melissa Goldman	270,764,791	141,540	223,222	17,128,191
Marjorie Magner	259,779,169	11,130,245	220,139	17,128,191
David Reilly	270,557,130	129,339	443,084	17,128,191
Brian H. Sharples	268,175,103	2,728,858	225,592	17,128,191
Michael F. Steib	270,457,427	253,874	418,252	17,128,191
Jeffrey J. Brown	268,852,241	1,857,082	420,230	17,128,191
Proposal 2 — Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
251,725,872	19,104,270	299,411	17,128,191
Proposal 3 — Ratification of the Audit Committee's engagement of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2022

For	Against	Abstain
271,463,407	16,603,024	191,313
Item 7.01    Regulation FD Disclosure.
On May 3, 2022, Ally’s Chief Executive Officer (CEO) provided remarks during Ally's Annual Meeting. A transcript of the CEO’s remarks is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01    Exhibits.

Exhibit No.	Description of Exhibits

99.1	CEO's Annual Meeting Script
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated:	May 4, 2022	/s/ Jeffrey A. Belisle
Jeffrey A. Belisle
Corporate Secretary